UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 7, 2016
LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On April 7, 2016, the Securities and Exchange Commission (the “SEC”) announced a comprehensive civil administrative settlement with Las Vegas Sands Corp. (the “Company”) in which the Company neither admitted nor denied allegations related to the internal controls and books and records provisions of the Foreign Corrupt Practices Act of 1977 (“FCPA”) pursuant to Section 21(c) of the Securities Exchange Act of 1934, as amended.  The Company’s cooperation through the Audit Committee and its remedial actions, which began prior to the government’s investigation, including separation of individuals, were credited by the SEC in the settlement, which included a $9 million civil monetary penalty and an undertaking to retain an independent consultant for a period of two years to review and evaluate the Company’s FCPA compliance procedures and make recommendations for adoption by the Company.  The Company will recommend consultant candidates to the SEC as part of the selection process of the independent consultant.

The conclusion of the SEC investigation was consistent with preliminary findings of the Company’s Audit Committee announced in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which it found did not have a material impact on the financial statements of the Company, did not warrant any restatement of the Company’s financial statements, and did not represent a material weakness in the Company’s internal controls over financial reporting.

Since its receipt of the February 9, 2011 subpoena from the SEC, the Company has disclosed that it is the Company’s belief that the subpoena may have emanated from the employment lawsuit filed by Steven C. Jacobs in October 2010.  The Company has been unable to determine with certainty the origin of the SEC and Department of Justice (“DOJ”) investigations.  Regardless of the origin of the subpoena, however, while the SEC has closed its investigation, the SEC’s findings are unrelated to Jacobs’ employment and the allegations in his lawsuit.

The Company is unable to determine the outcome of the Jacobs matter at this time and intends to continue to vigorously defend the matter.

The Company also continues to respond to the DOJ inquiry.

On April 7, 2016, the Company issued a press release announcing the settlement.  The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
(d)   Exhibits.

99.1 Press release, dated April 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated:  April 7, 2016
LAS VEGAS SANDS CORP.

By:	/s/ Ira H. Raphaelson
Name:	Ira H. Raphaelson
Title:	Executive Vice President and Global General Counsel